UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): June 10, 2005

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                         1-5439                 13-1953103
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)

178 EAB Plaza; Uniondale, New York                                11556
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (516) 844-2020


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure.

      On June 10, 2005, Del Laboratories, Inc. (the "Company") issued a press release announcing a voluntary recall of all lots of the Orajel Toddler Yellow Manual Toothbrush. A copy of the press release is furnished as Exhibit 99.1 hereto. The Company's management expects that the financial impact of the recall will be immaterial to the Company.


Item 9.01 (c). Exhibits.

      99.1 Press Release of Del Laboratories, Inc., dated June 10, 2005.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Del Laboratories, Inc.

Date:  June 10, 2005

                                            /s/ Enzo J. Vialardi
                                         ---------------------------------------
                                         Name:   Enzo J. Vialardi
                                         Title:  Executive Vice President

                                  EXHIBIT INDEX


                                                                  Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

     99.1        Press Release of Del Laboratories, Inc.,               E
                 dated June 10, 2005.